                            STOCK PLEDGE AGREEMENT


           THIS STOCK PLEDGE AGREEMENT (this "Agreement") is dated as of March 21, 1997, by and between Andrew K. Gardner ("Gardner") and Byron Preiss Multimedia Company, Inc. (the "Pledgor").


                                R E C I T A L S

           Pursuant to a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), the Pledgor has purchased from Gardner 100% of the outstanding capital stock (the "Stock") of Dolphin Inc. (the "Company"). The consideration for the purchase of the Stock includes a 7% Convertible Note due March 1, 2001, of even date herewith from the Pledgor to Gardner (the "Note"). This Agreement is intended to induce Gardner to sell the Stock to the Pledgor and accept the Note as partial consideration for the Stock, by securing repayment of the Note and performance of Pledgor's obligations thereunder.

           NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:


                                   ARTICLE I

                     DEFINITIONS AND RULES OF CONSTRUCTION

           SECTION 1.1. Definitions. All capitalized terms which are not specifically defined in this Agreement shall have the meanings assigned to such terms in the Purchase Agreement or, if not defined in the Purchase Agreement, in the Note.

           "Cash Surplus" means the dollar amount of the excess of the Company's cash balance as of a relevant date over $125,000.00.

           "Collateral" has the meaning set forth in Section 2.1 hereof.

           "Default" has the meaning set forth in Article V hereof.

           "Enforcement Costs" means any and all funds, costs, expenses and charges of any nature whatsoever (including, without limitation, reasonable attorney's fees and expenses) advanced, paid or incurred by or on behalf of Gardner under or in connection with the administration or enforcement of this Agreement, including, without limitation, (a) the compliance of the Pledgor with any covenant, warranty, representation or agreement of the Pledgor made in or pursuant to this Agreement or the Note, (b) the collection or enforcement of the Note and/or this Agreement, and (c) the exercise, preservation, maintenance, protection, operation, management, collection, sale or other disposition of, or realization upon, all or any part of the Collateral, under applicable law and otherwise.

           "Event of Default" means an event which, with the giving of notice or the lapse of time, or both, could or would constitute a Default under the provisions of this Agreement.

           "Financial  Status  Schedule"  shall  have the  meaning  set forth in
Section 4.4 hereof.

           "1995 Financial Statements" means the Company's audited financial statements for the year ended December 31, 1995, previously provided to the Pledgor.

           "Person"  means  and  includes  an  individual,   a  corporation,   a
partnership, a joint venture, a trust, an unincorporated association, a government or political subdivision or agency thereof, or any other entity.

           "Presumed Value" shall have the meaning set forth in
Section 6.4(b) hereof.

           "Security Interests" means the security interests in the Collateral granted hereunder.

           "Stockholder's Equity" means the Company's stockholder's equity, less intangible assets, computed in accordance with generally accepted accounting principles consistently applied with the 1995 Financial Statements.

           "Stockholder's Equity Shortfall" means the dollar amount of the excess, if any, of $330,000.00 over the Stockholder's Equity as of the end of each fiscal quarter of the Company.

           "Stockholder's Equity Surplus" means the dollar amount of the excess of Stockholder's Equity as of the end of each fiscal quarter of the Company over $400,000.00.

           "UCC" means the Uniform Commercial Code of the State of New York.

           "Working Capital" means (i) the sum of the Company's cash and accounts receivable less (ii) the sum of the Company's accounts payable, accrued expenses, state income taxes payable and accrued



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pension  expense,  computed in accordance  with  generally  accepted  accounting principles consistently applied with the 1995 Financial Statements.

           "Working Capital Shortfall" means the dollar amount of the excess, if any, of $215,000.00 over the Working Capital as of the end of each fiscal quarter of the Company.

           "Working Capital Surplus" means the dollar amount of the excess, if any, of the Working Capital as of the end of each fiscal quarter of the Company over $250,000.00.

           SECTION 1.2. Rules of Construction. Unless otherwise defined herein and unless the context otherwise requires, all terms used herein which are defined by the UCC shall have the same meanings assigned to them by the UCC unless and to the extent varied by this Agreement. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are references to sections or subsections of this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include any other gender, as the context may require.


                                  ARTICLE II

                                THE COLLATERAL

           SECTION 2.1. The Pledge. In order to secure the full and punctual payment of the Note in accordance with the terms thereof, the Pledgor hereby transfers, pledges, assigns, sets over, delivers and grants to Gardner, subject to Section 2.5(a)(iv) hereof, a continuing lien and security interest in and to all of the following collateral, both now owned and existing and hereafter created, acquired and arising (all being collectively referred to as the "Collateral") and all right, title and interest of the Pledgor in and to the
Collateral:

                 (a) Stock. (i) The Stock and any additional securities of the Company issued by the Company in the future (collectively, the "Pledged Stock"),
(ii) any certificates representing or evidencing the Pledged Stock, (iii) subject to Section 2.5 below with respect to Events of Default that have occurred and are continuing, all dividends, cash, income, profits, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon conversion of the Pledged Stock, and (iv) subject to the provisions of Section 2.5 hereof with respect to




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Events of Default that have occurred and are continuing,  any and all voting and other rights, powers and privileges accruing or incidental to an owner of the Pledged Stock and the other property referred to in subclauses (i) through
(iii); and

                 (b) Proceeds. All cash and non-cash proceeds and products of the portion of the Collateral described in clause (a) above.

           SECTION 2.2. Security Interests Only. The Security Interests are granted as security only and shall not subject Gardner to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

           SECTION 2.3. Delivery, etc. The Pledgor shall deliver or promptly cause to be delivered to Gardner (a) all certificates representing or evidencing the Pledged Stock, which certificates shall be accompanied by undated and irrevocable stock powers duly executed in blank by the Pledgor, and (b) all other property, instruments and papers comprising, representing or evidencing the Collateral or any part thereof, accompanied by proper instruments of assignment or endorsement duly executed by the Pledgor.

           SECTION 2.4. Record Owner of Collateral. Gardner shall have the right in his sole and absolute discretion to hold any stock certificates, notes, instruments or securities now or hereafter included in the Collateral in the name of the Pledgor, provided that nothing herein shall preclude Gardner from holding such Collateral in his own name upon the occurrence and continuation of any Event of Default. The Pledgor will promptly give to Gardner copies of any notices or other communications received by it with respect to Collateral registered in the name of the Pledgor.

           SECTION 2.5.  Voting Rights; Dividends and Interest; etc.

                 (a) Unless and until an Event of Default shall have occurred and be continuing:

                       (i) The Pledgor shall be entitled to exercise any and all voting and other rights, powers and privileges accruing to an owner of the Pledged Stock or any part thereof for any purpose consistent with the terms of this Agreement and the Note.

                       (ii) Gardner shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney, and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights, powers and




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privileges which it is entitled to exercise pursuant to subparagraph (i) above.

                       (iii) The Pledgor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Stock to the extent and only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Note and applicable laws. All noncash dividends and dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus, other distributions (other than pursuant to the first sentence of this clause), made on or in respect of Pledged Stock, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Stock or received in exchange for Pledged Stock or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom in trust for the benefit of Gardner and shall be forthwith delivered to Gardner in the same form as so received (with any necessary endorsement, which the Pledgor hereby agrees to make).

                       (iv) Notwithstanding any language contained herein to the contrary, the term "Collateral" shall not include any money and/or property (or cash or non-cash proceeds thereof) received by the Pledgor in conformity with
Section 2.5(a) hereof at a time when no Event of Default shall have occurred and be continuing.

                       (v) Gardner shall not sell, transfer or encumber the Collateral, except that Gardner may assign his interest in the Collateral in connection with any permitted assignment of the Note.

                 (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to dividends and/or other payments which the Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this
Section 2.5 shall cease, and all such rights shall thereupon become vested in Gardner, who shall have the sole and exclusive right and authority to receive and retain such payments. All payments which are received by the Pledgor contrary to the provisions of this Section 2.5 shall be received in trust for the benefit of Gardner, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to Gardner in the same form as so received (with any

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necessary  endorsement,  which the Pledgor  hereby agrees to make).  Any and all money and other property paid over to or received by Gardner pursuant to the provisions of this subparagraph (b) shall be applied to the amounts due under the Note.

                 (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other rights, powers and privileges which it is entitled to exercise pursuant to paragraph
(a)(i) of this Section 2.5 shall cease, and all such rights, powers and privileges shall thereupon become vested in Gardner, who shall have the sole and exclusive right and authority to exercise such voting and other rights, powers and privileges.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

           The Pledgor represents and warrants to Gardner that the following statements are accurate, assuming the accuracy of Gardner's representations to the Pledgor in the Purchase Agreement:

           SECTION 3.1. Title and Authority. The Pledgor is the owner of the Collateral currently in existence and has good and marketable title to the Collateral free and clear of any liens other than the lien created by this Agreement. The Pledgor has full power and authority to grant the Security Interests to Gardner in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement without the consent or approval of any Person other than any consent or approval which has been obtained.

           SECTION 3.2. Pledged Stock. The Pledgor has not created any liens (other than the liens created hereby), options or other rights in the Collateral and is not and will not become a party to and is not and will not become bound by any agreement (other than this Agreement) which restricts in any manner the rights of any present or future holder of any of the Pledged Stock.

           SECTION 3.3. Validity, Perfection and Priority of Security Interests. By virtue of the execution and delivery of this Agreement and upon delivery to Gardner of the Collateral (or certificates, instruments or other papers representing or evidencing the Collateral) in accordance with the provisions of this Agreement, Gardner will have a valid and perfected lien on the Collateral subject to no prior or other liens created by virtue of the Pledgor's actions or omissions and except for the Financing Statements on Form UCC-1 executed by the Pledgor and to be filed with the Secretary of State of the State of New Jersey, the Secretary of State of the State of New York and the County Clerk's

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Office of New York  County,  no  registration,  recordation  or filing  with any governmental body, agency or official is required in connection with the execution and delivery of this Agreement or necessary for the validity or enforceability of this Agreement or for the perfection of the Security Interests.

           SECTION 3.4. Survival. All representations and warranties contained in or made under or in connection with this Agreement: (a) shall survive the execution, delivery and performance of this Agreement, and (b) shall be accurate at all times during which any amount remains outstanding under the Note with the same effect as if such representations and warranties had been made at such times.


                                  ARTICLE IV

                             COVENANTS OF PLEDGOR

           The Pledgor covenants and agrees with Gardner as follows:

           SECTION 4.1. Title, Liens and Taxes. The Pledgor shall, at its cost and expense, take any and all actions necessary to defend the Security Interests of Gardner in the Collateral and the priority (or intended priority) thereof against any adverse lien of any nature whatsoever, except for liens arising from the actions or omissions of Gardner and/or the Company prior to the date hereof. Except to the extent contested in good faith, the Pledgor will pay all taxes and assessments levied or placed on the Collateral prior to the date when any interest or penalty would accrue for the nonpayment thereof.

           SECTION 4.2. Further Assurances. The Pledgor shall, from time to time, at its expense, execute, deliver, acknowledge and cause to be duly filed, recorded or registered any statement, assignment, endorsement, instrument, paper, agreement or other document and take any other action that from time to time may be necessary or desirable, or that Gardner may reasonably request, in order to create, preserve, continue, perfect, confirm or validate the Security Interests or to enable Gardner to obtain the full benefits of this Agreement or to exercise and enforce any of his rights, powers and remedies hereunder. The Pledgor shall pay all costs of, and incidental to, the filing, recording or registration of any such document as well as any recordation, transfer or other tax required to be paid in connection with any such filing, recordation or registration. The Pledgor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement signed by the Pledgor in connection with this Agreement shall be sufficient as a financing statement.

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           SECTION 4.3.  Care and  Protection of  Collateral.  The Pledgor shall promptly notify Gardner of any event causing deterioration, loss or depreciation in value of any substantial portion of the Collateral and the amount of such loss or depreciation.

           SECTION 4.4. Maintenance of Cash, Working Capital and Stockholder's Equity. The Pledgor will cause the Company to submit to Gardner and the Pledgor, within forty-five (45) days after March 31, June 30 and September 30 of each year and within sixty (60) days after December 31 of each year, a schedule showing the Company's cash, Working Capital and Stockholder's Equity as of the end of such fiscal quarter (the "Financial Status Schedule"). Gardner, the Pledgor and the Company shall fully cooperate with each other in the preparation and submission of the Financial Status Schedule and shall share any and all information in their possession or control bearing upon the accuracy of the Financial Status Schedule. The Pledgor shall not allow the Company to declare or pay during any calendar quarter dividends and/or other distributions that exceed on a cumulative basis the Cash Surplus, the Working Capital Surplus and/or the Stockholder's Equity Surplus as of the end of the prior calendar quarter. Within twenty (20) days after the receipt of a Financial Status Schedule showing a Working Capital Shortfall and/or Stockholder's Equity Shortfall, Pledgor will make a cash contribution or take such other actions as shall be required to eliminate the Working Capital Shortfall, if any, and the Stockholder's Equity Shortfall, if any.

           SECTION 4.5. Liquidation, Dissolution, Etc. Without Gardner's prior written consent, during the term of this Agreement the Pledgor will not make any non-cash contribution to the Company or allow the Company to (a) liquidate, dissolve, merge, consolidate, sell substantially all of its assets or engage in any material transaction outside the ordinary course of business consistent with past practice; (b) borrow money from any Person other than BPMC or loan money to any Person other than BPMC; (c) borrow money from BPMC while BPMC is indebted to the Company for borrowed money or loan money to BPMC while the Company is indebted to BPMC for borrowed money; or (d) issue, sell or authorize for issuance or sale, shares of any class, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating it to issue or sell any such securities.

           SECTION 4.6. Sale of Collateral. Without the prior written consent of Gardner, the Pledgor will not sell, lease, assign, transfer, dispose of, pledge or grant a lien on the Collateral other than the lien created by this Agreement.





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                                   ARTICLE V

                                    DEFAULT

           The occurrence of any one or more of the following events shall constitute a default under the provisions of this Agreement, and the term "Default" shall mean, whenever it is used in this Agreement, any one or more of the following events:

           SECTION 5.1. Payment of Obligations; Default under Note. If there occurs any "Event of Default" as defined in the Note, giving due consideration to notice and cure provisions thereof;

           SECTION 5.2. Breach of This Agreement. If the Pledgor fails to perform, observe or comply with Section 4.4 of this Agreement and fails to cure such breach within thirty (30) days after written notice thereof; the Pledgor fails to perform, observe or comply with Section 4.6 of this Agreement; the Pledgor grants a lien on the Collateral in violation of Section 4.6 of this Agreement and fails to remove such lien within thirty (30) days after written notice thereof; or the Pledgor fails to perform, observe or comply with any other material provision of this Agreement and cure such breach within sixty
(60) days after written notice thereof;

           SECTION 5.3. Representations and Warranties. If (a) any representation and warranty contained in this Agreement, the Purchase Agreement or any officer's certificate given by or on behalf of the Pledgor or furnished in connection with this Agreement or the Purchase Agreement was false or incorrect in any material respect on the date as of which made; and (b) in the case of any representation and warranty contained in the Purchase Agreement or an officer's certificate, the Pledgor acknowledges in writing or an arbitrator determines in a final, binding and non-appealable ruling that (i) such false or incorrect representation resulted from Pledgor's intentional act or willful omission, and (ii) such material representation, if it had been made with truth, accuracy and completeness, would have disclosed that the Pledgor's tangible shareholders' equity was overstated by an amount in excess of $1,000,000, computed in accordance with generally accepted accounting principles;

           SECTION 5.4. Liquidation, Termination, Dissolution. If the Pledgor shall liquidate, dissolve or terminate its existence without Gardner's prior written consent;

           SECTION 5.5. Default under other  Indebtedness.  If the Pledgor shall
(a) default in any payment of the principal of, or interest on, any indebtedness for borrowed money (other than the Note) in an original principal amount of $250,000.00 or more beyond the period of grace, if any, provided in the instrument or

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agreement  (as  amended  from time to time) under  which such  indebtedness  was created or (b) default in the observance or performance of any other agreement or condition relating to any such indebtedness for borrowed money or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur the effect of which default or other event (whether described in subsection (a) or (b) hereof) is to cause or to permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice, if required, such indebtedness to become due prior to its stated maturity;

           SECTION 5.6. Inability to Pay Debts, etc. If the Pledgor shall admit in writing its inability to pay its debts as they mature or shall make any assignment for the benefit of any of its creditors;

           SECTION 5.7. Bankruptcy. If proceedings in bankruptcy, or for reorganization of the Pledgor, or for the readjustment of any of its debts, under the Bankruptcy Code, as amended, or any part thereof, or under any other applicable laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced against or by the Pledgor and, except with respect to any such proceedings instituted by the Pledgor, shall not be discharged within sixty (60) days of their commencement;

           SECTION 5.8. Receiver, etc. If a receiver or trustee shall be appointed for the Pledgor or for any substantial part of its assets and, except with respect to any such appointments requested or instituted by the Pledgor, such receiver or trustee shall not be discharged within sixty (60) days of his or her appointment;

           SECTION 5.9. Dissolution Proceedings. If any proceedings shall be instituted for the dissolution or the full or partial liquidation of the Pledgor and, except with respect to any such proceedings instituted by the Pledgor, such proceedings shall not be discharged within sixty (60) days of their commencement.


                                  ARTICLE VI

                              RIGHTS AND REMEDIES

           SECTION 6.1.  Rights and Remedies of Gardner.

                 (a) Subject to the limitations set forth in Section 6.4 hereof, upon and after the occurrence of a Default, Gardner may sell the Collateral, or any part thereof, for cash and/or deferred payments (for example, under a note), as Gardner shall deem

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appropriate,  and at such price or prices as may be reasonably  satisfactory  to
Gardner. Gardner shall be authorized in connection with any such sale (if he deems it advisable to do so) to require potential purchasers to execute confidentiality agreements reasonably satisfactory to Gardner and/or to restrict the prospective bidders or purchasers of any of the Collateral to Persons who will represent and agree that they are accredited investors purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale Gardner shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives all rights of redemption, stay, valuation and appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                 (b) Gardner shall give the Pledgor sixty (60) days prior written notice (which the Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the UCC) of Gardner's intention to make any sale or other disposition of Collateral and shall afford to the Pledgor's investment bankers an opportunity to seek purchasers for the Collateral during such period, subject to any confidentiality agreements and representation letters reasonably required by Gardner and authorized by Section 6.1(a) hereof. Such notice shall state the date after which such sale or other disposition may be made. Gardner shall not be required to sell all or any part of the Collateral on credit but may elect to do so in his absolute discretion. In case any sale of all or any part of the Collateral is made on credit, the Collateral so sold may be retained by Gardner until the sale price is paid in full by the purchaser or purchasers thereof, but Gardner shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. After the date specified in the notice given under this Section 6.1(b), and subject to Section
6.4 hereof, Gardner may bid for or purchase, free from any right of redemption, stay or appraisal on the part of the Pledgor (all of such rights being also hereby waived and released by the Pledgor), the Collateral or any part thereof offered for sale, provided that Gardner bids for or purchases such Collateral for an amount not less than the amount offered by the highest bona fide competing purchaser willing to purchase the Collateral for cash, and Gardner may make payment on account thereof by using any claim then due and payable to Gardner from the Pledgor (including, without limitation, amounts outstanding under the Note) as a credit against the purchase price. Gardner may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor, provided that the Pledgor shall remain liable for all amounts remaining due under the Note and/or this Agreement after receiving an appropriate credit for the proceeds of sale of the Collateral. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof and Gardner shall be free to carry out such sale pursuant to such agreement, and the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after Gardner shall have entered into such an agreement all Events of Default or Defaults may have been remedied and the Note paid in full.

           The Pledgor acknowledges that compliance with applicable federal and state securities laws (including, without limitation, the Securities Act of 1933, as amended, Blue Sky or other state securities laws or similar laws now or hereafter existing analogous in purpose or effect) might very strictly limit or restrict the course of conduct of Gardner if Gardner were to attempt to sell or otherwise dispose of all or any part of the Collateral which is comprised of securities, and might also limit or restrict the extent to which or the manner in which any subsequent transferee of any such securities could sell or dispose of the same.

                 (c) As an alternative to or in addition to exercising the power of sale herein conferred upon it, Gardner may exercise any right, not inconsistent with the terms of this Agreement, afforded by the UCC or applicable law.

                 (d) In conjunction with any sale of all or any part of the Collateral which is comprised of securities, the Pledgor (i) will, at any time and from time to time, cooperate and use its best efforts to cause the Company to cooperate in all respects with Gardner, including any cooperation required to assist Gardner and the Company in complying with any applicable securities laws,
(ii) agrees to hold harmless, indemnify and defend Gardner and any underwriter from and against all loss, liability, expenses, costs, fees, disbursements (including, without limitation, the reasonable fees and disbursements of Gardner's legal counsel) and claims which may be incurred insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading but except to the extent that any such loss, liability, expense or claim may have been caused by any untrue statement or omission based upon information furnished in writing to the Pledgor or the issuer of such securities by Gardner or any underwriter expressly for use therein, (iii) will bear all costs and expenses of carrying out its obligations under this subsection which shall be a part of the Enforcement Costs secured hereby, and (iv) acknowledges that there is no adequate remedy at law for the failure by the Pledgor to comply with the provisions of subsection 6.1(d)(i) and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in subsection 6.1(d)(i) may be specifically enforced.

           SECTION 6.2. Application. The proceeds of collection, sale or other disposition of all or any part of the Collateral coming into Gardner's possession may be applied by Gardner to the amounts outstanding under the Note and to the Enforcement Costs, whether matured or unmatured, in such order and manner as Gardner may determine in his sole discretion.

           SECTION 6.3. No Waiver, etc. No failure or delay by Gardner to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or the Note, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude Gardner from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or the Note, Gardner shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or the Note, or to declare a Default for failure to effect such prompt payment of any such other amount. The payment by the Pledgor or any other Person and the acceptance by Gardner of any other amount due and payable under the provisions of this Agreement or the Note during which a Default exists shall not in any way or manner be construed as a waiver of such Default by Gardner or preclude Gardner from exercising any right of power or remedy consequent upon such Default.

           SECTION 6.4. Special Limitations. Notwithstanding any provision of this Agreement or the UCC to the contrary:

                 (a) Without  complying  with  Section  6.1 and, if  applicable,
Section 6.4(c) hereof, Gardner shall have no right (or obligation) to retain the Collateral for his own account in satisfaction of the amounts due Gardner under the Note and this Agreement unless the Pledgor and Gardner expressly agree in writing that Gardner shall retain the Collateral for his own account in satisfaction of the amounts due Gardner under the Note and this Agreement.

                 (b) If Gardner is the sole bidder for the Collateral, Gardner shall have no right to pursue a deficiency judgment against the Pledgor if (i) the marketing period for the sale of the Collateral is less than one hundred twenty (120) days or (ii) Gardner fails to obtain from a nationally recognized investment banking firm and/or accounting firm (a "Nationally

Recognized Appraiser") an estimate (or estimated range) of the value of the Collateral and to bid not less than seventy-five percent (75%) of such amount

(or seventy-five percent (75%) of the mid-point in such range) (the "Presumed Value"), it being expressly understood and agreed that the Presumed Value shall be irrebuttably presumed to equal the fair market value of the Collateral in any deficiency judgment proceeding.

                 (c) In the event that no Person (other than Gardner) makes a bona fide offer to acquire the Company within the sixty (60) day notice period provided by Section 6.1(b) hereof and Gardner desires to purchase the Collateral for his own account:

                       (i) Gardner shall give written notice to the Pledgor of such circumstances and the Pledgor shall thereafter have a period of ten (10) days (or such longer period as Gardner shall permit in his absolute discretion) to give written notice to Gardner in the form of Exhibit A hereto (the "Surplus Notice"). If the Pledgor does not deliver the Surplus Notice, this Section 6.4(c) shall have no further force and effect whatsoever and Gardner shall have the choice either to continue his attempts to dispose of the Collateral or to bid for and acquire the Collateral, in which event the Pledgor shall have any and all rights to recovery of any surplus as are afforded by the UCC and shall have all other rights afforded by applicable law. In any event, Section 6.4(b) shall remain applicable.

                       (ii)  Gardner   shall  retain  a  Nationally   Recognized
Appraiser of his choice to provide an estimate (or estimated range) of the value of the Collateral.

                       (iii) In the event the Presumed Value exceeds the amount due Gardner under the Note and this Agreement (the "Default Amount") by more than $750,000, Gardner shall have the option to purchase the Collateral for his own account by discharging the Note and delivering to the Pledgor Gardner's unsecured promissory note in the form of Exhibit B hereto (the "Default Note") in an original principal amount equal to the Presumed Value, minus the Default Amount, minus $750,000 (the "Default Note Amount").

                       (iv) In the event the Presumed Value exceeds the Default Amount but the amount of such excess is $750,000 or less: (A) Gardner shall purchase the Collateral for his own account; (B) Gardner shall discharge the Note but Gardner shall not be required to deliver to the Pledgor any Default Note or to make any other payment to the Pledgor; and (C) Gardner shall not be entitled to any deficiency judgment on account of the Note.

                       (v) In the event the Default Amount exceeds the Presumed Value, Section 6.4(b) of this Agreement shall be applicable.

                       (vi) The Pledgor's  delivery of the Surplus  Notice shall

constitute the Pledgor's irrevocable agreement that, (A) if a Nationally Recognized Appraiser determines a Presumed Value that is not more than $750,000 in excess of the Default Amount or (B) if (1) the Presumed Value exceeds the Default Amount by more than $750,000, (2) Gardner exercises his option to purchase the Collateral for his own account, and (3) Gardner delivers the Default Note as set forth herein, the Pledgor shall be deemed to have expressly waived and released any and all rights, demands, claims, damages, costs and liabilities it could otherwise assert against Gardner under this Agreement, the UCC and/or any other law or agreement on account of, relating to or in connection with Gardner's exercise of his rights hereunder and thereunder.

           SECTION 6.5. Deficiency Judgment. Nothing set forth herein shall preclude Gardner from proceeding under the Note instead of under this Agreement. If Gardner exercises his rights under this Agreement and receives proceeds of sale of the Collateral that are insufficient to cover in full all Enforcement Costs and all other amounts due under the Note and this Agreement, Gardner shall have the right to a deficiency judgment against the Pledgor.

           SECTION 6.6. Acknowledgement. The Pledgor acknowledges and agrees that any sale of the Collateral effected in conformity with the procedures outlined herein shall be "commercially reasonable" within the meaning of the UCC.


                                  ARTICLE VII

                                 MISCELLANEOUS

           SECTION 7.1. Course of Dealing; Amendment. No course of dealing between Gardner and the Pledgor shall be effective to amend, modify or change any provision of this Agreement or the Note. Gardner shall have the right at all times to enforce the provisions of this Agreement and the Note in strict accordance with the provisions hereof and thereof, notwithstanding any conduct or custom on the part of Gardner in refraining from so doing at any time or times. The failure of Gardner at any time or times to enforce his rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or the Note or as having in any way or manner modified or waived the same. This Agreement may not be amended, modified, or changed in any respect except by an agreement, in writing, signed by Gardner and the Pledgor.

           SECTION 7.2. Waiver of Default. Gardner may, at any time and from time to time, execute and deliver to the Pledgor a written instrument waiving, on such terms and conditions as Gardner may specify in such written instrument, any of the requirements of this Agreement or any Event of Default or Default and its consequences, provided that any such waiver shall be for such period and subject to such conditions as shall be specified in any such instrument. In the case of any such waiver, the Pledgor and Gardner shall be restored to their former positions prior to such Event of Default or Default and shall have the same rights as they had hereunder. No such waiver shall extend to any subsequent or other Event of Default or Default, or impair any right consequent thereto and shall be effective only in the specific instance and for the specific purpose for which given.

           SECTION 7.3. Notices. All notices, requests and demands to or upon the parties to this Agreement shall be deemed to have been given or made when made in accordance with the requirements set forth in the Purchase Agreement.

           SECTION 7.4. Performance for the Pledgor. The Pledgor hereby appoints Gardner the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Gardner may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Gardner shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in Gardner's name or in the name of the Pledgor, (a) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, (b) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest, dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof, (c) to give full discharge for all or any part of the Collateral, (d) to settle, compromise, prosecute or defend any action, claim or proceeding with respect to all or any part of the Collateral, (e) to sell, assign, endorse, pledge, transfer and make any agreement respecting all or any part of the Collateral, or (f) otherwise deal with all or any part of the Collateral as though Gardner were the absolute owner thereof; provided, however, that nothing herein contained shall be construed as requiring or obligating Gardner to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by Gardner, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.

           SECTION 7.5.   [Intentionally omitted.]

           SECTION 7.6. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other  provisions  hereof  shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Gardner in order to carry out the intentions of the parties hereto as nearly as may be possible, (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, and (c) the parties hereto shall endeavor in good faith negotiations to replace the invalid or unenforceable provisions with valid and enforceable provisions, the economic effect of which comes as close as possible to that of the invalid or unenforceable provisions.

           SECTION  7.7.  Survival.   All   representations,   warranties    and
covenants contained herein shall survive the execution and delivery of this Agreement and the Note.

           SECTION 7.8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Pledgor and Gardner and their respective personal representatives, successors and assigns, except that the Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Gardner.

           SECTION 7.9. Continuing Agreement. This Agreement and the Security Interests shall terminate when the Note has been indefeasibly paid in full, at which time Gardner will reassign and deliver to the Pledgor, against receipt, such of the Collateral as is still held by Gardner (if any) and not sold or otherwise applied by Gardner pursuant to the terms hereof. Any such reassignment shall be without recourse to or warranty by Gardner at the expense of the Pledgor.

           SECTION 7.10. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the substantive laws of the State of New York, both in interpretation and performance, without regard to any conflicting conflict of laws rules of the State of New York.

           SECTION 7.11. Duplicate Originals and Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

           SECTION 7.12. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only, shall not constitute a part of this Agreement for any other purpose and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

           IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first written above.




                                           BYRON PREISS MULTIMEDIA
                                           COMPANY, INC.



                                        BY:/S/ BYRON PREISS
                                           -------------------------------------
                                           BYRON PREISS
                                           CHIEF EXECUTIVE OFFICER




                                           /S/ ANDREW K. GARDNER
                                           -------------------------------------
                                           ANDREW K. GARDNER



Intending to be legally bound hereby,
Dolphin Inc. agrees not to take any action that would cause the Pledgor to breach its obligations under Section 4.4 or 4.5 of this Agreement.

DOLPHIN INC.


BY:/S/ ANDREW K. GARDNER
   -------------------------------------------
   ANDREW K. GARDNER, PRESIDENT

                            FORM OF SURPLUS NOTICE

                 This notice is a "Surplus Notice" given pursuant to Section 6.4(c) of the Pledge Agreement (the "Pledge Agreement") dated March , 1997 between Andrew K. Gardner ("Gardner") and Byron Preiss Multimedia Company, Inc. (the "Pledgor"). All capitalized terms used in this notice and not otherwise defined are defined in the Pledge Agreement. Gardner has provided the Pledgor with written notice that no Person (other than Gardner) has made a bona fide offer to acquire the Company within the sixty (60) day notice period provided by
Section 6.1(b) of the Pledge Agreement and Gardner desires to purchase the Collateral for his own account. In accordance with and as provided in the Pledge
Agreement:

                 1. If you have not already done so, you are hereby instructed to retain a Nationally Recognized Appraiser of your choice to provide an estimate (or estimated range) of the value of the Collateral.

                 2. In the event the Presumed Value exceeds the Default Amount by more than $750,000, Gardner shall have the option to purchase the Collateral for Gardner's own account by discharging the Note and delivering to the Pledgor the Default Note in the Default Note Amount.

                 3. In the event the Presumed Value exceeds the Default Amount but the amount of such excess is $750,000 or less: (a) Gardner shall purchase the Collateral for his own account; (b) Gardner shall not be required to deliver to the Pledgor any Default

                                   EXHIBIT A

Note or to make any other payment to the Pledgor; and (c) Gardner shall not be entitled to any deficiency judgment on account of the Note.

                 4. In the event the Default Amount exceeds the Presumed  Value,
Section 6.4(b) of the Pledge Agreement shall be applicable.

                 5. The Pledgor irrevocably agrees that, (a) if a Nationally Recognized Appraiser determines a Presumed Value that is not more than $750,000 in excess of the Default Amount or (b) if (i) the Presumed Value exceeds the Default Amount by more than $750,000, (ii) Gardner exercises his option to purchase the Collateral for his own account, and (iii) Gardner delivers the Default Note as set forth herein and in the Pledge Agreement, the Pledgor shall be deemed to have expressly waived and released any and all rights, demands, claims, damages, costs and liabilities it could otherwise assert against Gardner under the Pledge Agreement, the UCC and/or any other law or agreement on account of, relating to or in connection with Gardner's exercise of his rights thereunder.

                 IN WITNESS WHEREOF, this notice has been executed by the undersigned officers of BPMC, intending that BPMC shall be legally bound hereby, this _____ day of _______________, _____.

                             BYRON PREISS MULTIMEDIA COMPANY, INC.

                             By:___________________________________

                                              -----------------------
                                              Chief Executive Officer

                             By:___________________________________

                                              -----------------------
                                              Chief Financial Officer

                             FORM OF DEFAULT NOTE


                 ANDREW K. GARDNER ("Gardner"), for value received, hereby promises to pay to BYRON PREISS MULTIMEDIA COMPANY, INC., a New York corporation ("BPMC") the principal sum of _________ _______________________________
($______________), together with interest thereon. This Note is that certain Default Note referenced in Section 6.4(c) of that certain Pledge Agreement dated March 21, 1997 between Gardner and BPMC.

                 1. Interest. Interest shall accrue on the unpaid principal balance of this Note at an annual rate of 6%. Interest shall not be compounded. However, interest that accrues during the period ending on the last day of the calendar month (the "Trigger Date") ending at least nine (9) months after the date of this Note shall be added to the principal balance at the Trigger Date. For purposes of computing interest and for the convenience of the parties, it shall be irrebbutably presumed that payments are made on the first day of each month (although no presumption shall be made as to the fact or amount of payments).

                 2. Payments. (a) All payments under the Note shall be made to BPMC at the address for BPMC set forth in the Pledge Agreement or to such other address as BPMC shall designate by written notice to Gardner. The outstanding principal balance of this Note on the Trigger Date, together with interest accruing thereon, shall be repaid in fifty-one (51) equal monthly installments of $__________, commencing on the first business day after the Trigger Date and continuing on the first business day of each succeeding month.

                       (b) All unpaid principal, interest and/or other charges shall be due and payable in full on the "Maturity Date." As used herein, the term "Maturity Date" means the date the last scheduled payment is due hereunder.

                       (c) All payments under this Note shall be applied first to interest and then to principal.

                 6. Prepayment. This Note may be prepaid in whole or in part at any time without premium or penalty. In the event of a partial prepayment of this Note, the remaining payments under this Note shall be adjusted so that the remaining principal balance of this Note and accrued interest thereon shall be repaid in full through that number of equal monthly payments remaining under
Section 2 of this Note.

                                   EXHIBIT B

                 7. Miscellaneous. Presentment for payment, demand, protest and notice of demand, protest and nonpayment, and all other notices are hereby waived by Gardner. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of BPMC thereafter to insist upon strict compliance with the terms of this Note or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law; and Gardner hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note, or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change, or affect the original liability of Gardner under this Note, either in whole or in part unless BPMC agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

                 This Note shall be construed and enforced in accordance with the substantive laws of the State of New Jersey, without regard to any contrary conflict of laws rules of the State of New Jersey.

                 If for any reason whatsoever fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligations to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

                 Neither this Note or any interest therein may be transferred, assigned or hypothecated by BPMC without Gardner's prior written consent.

                 As used herein, the term "business day" means any day, excluding Saturdays and Sundays, when national banks in New York City are required to be open.

                 IN WITNESS WHEREOF, Andrew K. Gardner has executed and delivered this Note as of the date first above written.


                                       ------------------------------
                                         Andrew K. Gardner


                                       B-3